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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                         Date of Report: March 31, 2000

                        (Date of Earliest Event Reported)


                            WIND RIVER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                   0-21342                        94-2873391
(State of jurisdiction)      (Commission File No.)            (IRS Employer
                                                            Identification No.)


                               500 Wind River Way
                                Alameda, CA 94501
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (510) 748-4100



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         ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

         On March 31, 2000, Wind River Systems, Inc. ("Wind River") completed an acquisition in which it acquired Embedded Support Tools Corporation ("EST") in a stock-for-stock transaction. EST was acquired pursuant to an Agreement and Plan of Merger and Reorganization, dated as of February 28, 2000 (the "Merger Agreement"), by and among Wind River, EST and Boat Acquisition Corp., a wholly owned subsidiary of Wind River ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub was merged with and into EST, with EST being the surviving corporation (the "Merger"). As a result of the Merger, EST became a wholly owned subsidiary of Wind River. In connection with the Merger: (a) each outstanding share of EST common stock was exchanged for .4246 of a share of Wind River common stock, resulting in the issuance of an aggregate of approximately 5,474,792 shares of Wind River common stock for all outstanding shares of EST common stock, and (b) all options to purchase shares of EST common stock outstanding immediately prior to the consummation of the Merger were converted into options to purchase shares of Wind River common stock. An aggregate of approximately 1,122,855 Wind River shares have been reserved for the exercise of stock options.

         The Merger is intended to qualify as a tax-free reorganization and is being accounted for as a purchase. The description contained in this Item 2 of the transactions contemplated by the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Report as Exhibit 2.1.

         EST designs, manufactures, sells and supports integrated hardware and software tools for programming, testing and debugging embedded systems.

         Wind River's press release, dated April 3, 2000, titled "Wind River Completes Acquisition of Embedded Support Tools Corporation" is attached hereto as Exhibit 99.1.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                      a. The required financial statements will be filed by amendment as soon as practicable.

                      b. The required pro forma financial information will be filed by amendment as soon as practicable.

                      c.       Exhibits

                               2.1        Agreement and Plan of Merger and
                                          Reorganization, dated as of February
                                          28, 2000, among Wind River Systems,
                                          Inc., Boat Acquisition Corp. and
                                          Embedded Support Tools Corporation.

                               99.1       Press Release titled "Wind River
                                          Completes its Acquisition of Embedded
                                          Support Tools Corporation" dated April
                                          3, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WIND RIVER SYSTEMS, INC.



Dated:     April 11, 2000             By: /s/ RICHARD W. KRABER
                                          -------------------------------
                                              Richard W. Kraber
                                              Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     DESCRIPTION
         2.1               Agreement and Plan of Merger and Reorganization,
                           dated as of February 28, 2000, among Wind River
                           Systems, Inc., Boat Acquisition Corp. and Embedded
                           Support Tools Corporation.

         99.1              Press Release titled "Wind River completes its
                           Acquisition of Embedded Support Tools Corporation" dated April 3, 2000.
